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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                                  -------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 15, 1998


                         First Union Direct Bank, N.A.
      (Successor to the First Union National Bank of Georgia as Originator
                  of the First Union Master Credit Card Trust)
      ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  on behalf of

                      First Union Master Credit Card Trust


                 United States                              33-98546                     56-2017017
-----------------------------------------------    ------------------------------    ---------------------
(State or Other Jurisdiction of Incorporation)         (Commission File Number)      (IRS Employer
                                                                                     Identification Number)


             600 Broad Street
             Augusta, Georgia                          30903
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(Address of Principal Executive Office)             (Zip Code)


Registrant's telephone number, including area code (706) 823-2580


                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)





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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.          Not Applicable.

Item 2.          Not Applicable.

Item 3.          Not Applicable.

Item 4.          Not Applicable.

Item 5.      The First Union Master Credit Card Trust, Series 1996-1
                 Certificateholders' Statement for the period of August 1998 was delivered to Certificateholders on September 15, 1998.
                 The First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the period of August 1998 was delivered to Certificateholders on September 21, 1998. Pursuant to the Pooling and Servicing Agreement, dated September 29, 1995 the payments made on the September 21, 1998 distribution date represents the final payment to the First Union Master Credit Card Trust , Series 1996-2 Class A Certificateholders.

                 On September 28, 1998, pursuant to Section 6.09 of Pooling and Servicing Agreement dated as of September 29, 1995 (as amended, the "Pooling and Servicing Agreement") by and between First Union Direct Bank, National Association (as successor to First Union National Bank of Georgia), as transferor and as servicer, (in such capacities, the "Transferor" and "Servicer," respectively) and the Bank of New York, as trustee (the "Trustee"), a new series of certificates was issued by the First Union Master Credit Card Trust. Such new series ("Series 1998-A") was issued pursuant to the Series 1998-A Supplement, dated as of September 28, 1998 among the Transferor and Servicer and the Trustee.

Item 6.          Not Applicable.

Item 7.          Exhibits.

The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2 and 20.3.

         Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the September 15, 1998 Distribution Date.

         Exhibit 20.2 First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the September 21, 1998 Distribution Date.

         Exhibit 20.3 Trust and Public Series Summary for the First Union Master Credit Card Trust as of August 1998.

Item 8.          Not Applicable.

Item 9.          Not Applicable.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                              FIRST UNION DIRECT BANK, N.A.,
                              on behalf of the First Union
                              Master Credit Card Trust


                              By:         /s/ James L. Wieczorek, Jr.
                                      -------------------------------
                                 Name:    James L. Wieczorek, Jr.
                                 Title:   Assistant






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                                 EXHIBIT INDEX


Exhibit          Description
-------          ------------
Exhibit 20.1              First Union Master Credit Card Trust, Series 1996-1
                          Certificateholders' Statement for the September 15,
                          1998 Distribution Date.

Exhibit 20.2              First Union Master Credit Card Trust, Series 1996-2
                          Certificateholders' Statement for the September 21,
                          1998 Distribution Date.

Exhibit 20.3              Trust and Public Series Summary for the First Union
                          Master Credit Card Trust as of August 1998.





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